SELIGMAN              [PHOTOS OMITTED]
--------------------
    NEW TECHNOLOGIES
          FUND, INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2000


                                SEEKING LONG-TERM
                             CAPITAL APPRECIATION BY
                              INVESTING IN COMPANIES
                             THAT HAVE THE POTENTIAL
                               TO PRODUCE TOMORROW'S
                                  Technologies

                                 [SELIGMAN LOGO]

                              J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.




TABLE OF CONTENTS

To the Stockholders ......................................................     1
Interview With Your Portfolio Managers ...................................     2
Performance Overview .....................................................     5
Portfolio Overview .......................................................     6
Portfolio of Investments .................................................     8
Statement of Assets and Liabilities ......................................    15
Statement of Operations ..................................................    16
Statements of Changes in Net Assets ......................................    17
Statement of Cash Flows ..................................................    18
Notes to Financial Statements ............................................    19
Financial Highlights .....................................................    24
Report of Independent Auditors ...........................................    25
Federal Tax Status of 2000
 Gain Distributions for Taxable Accounts
 AND For More Information ................................................    26
Board of Directors and Executive Officers ................................    27
Glossary of Financial Terms ..............................................    28

TO THE STOCKHOLDERS

The fiscal year ended December 31, 2000, was a difficult one for technology stocks. During this time, the Fund's benchmark index, the Goldman Sachs Technology Index, delivered a total return of -37.84%. Seligman New Technologies Fund held up considerably better, but was still down 20.96% based on net asset value. Nevertheless, at year-end, the Fund still showed a total return since inception of 26.98%.

The year 2000 had begun optimistically, with most major stock indices at record highs. By the end of the first quarter, however, investors had become concerned that the economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished. Investor nervousness affected the highest-growth areas of the market, particularly technology, most. For calendar-year 2000, the Nasdaq Composite Index (a technology-heavy index) was down a record-breaking 39%.

Throughout the year, the Fund continued to follow a disciplined investment approach. As it did during 1999, the Fund's investment management team continued to search diligently for good companies with fair valuations that could add long-term value for shareholders. They found such opportunities among both public and private companies. At year-end 2000, 53.5% of the portfolio was invested in public stocks and 46.5% was invested in venture capital.

As we begin 2001, we are optimistic that much of what caused the declines in US and global stock markets in 2000 is being addressed. On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999.

In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth and provide a positive environment for equities. Both interest-rate reductions and tax-rate reductions are happening not only in the US, but around the world, which bodes well for global economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading, often used with technology stocks, lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management offers diversification, experience, and a long-term perspective. Financial advisors can provide valuable guidance in building portfolios investors can feel comfortable with during difficult times, helping them to ride the market's ups and downs for their long-term advantage.

Thank you for your support of Seligman New Technologies Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino
                           President


February 9, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
STORM BOSWICK AND PAUL H. WICK


Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000?

A: Seligman New Technologies Fund posted a total return, based on net asset value, of -20.96% for the twelve months ended December 31, 2000. During the same time, the Goldman Sachs Technology Index, an index designed to measure the performance of the technology sector, returned -37.84%. The Standard & Poor's 500 Composite Stock Index (S&P 500), a broad-based index designed to represent the US stock market, returned -9.11% during the same period. (All returns assume reinvestment of dividends and capital gains, if any.)

Q: THE PAST YEAR WAS A DIFFICULT ONE FOR TECHNOLOGY. WHAT FACTORS CONTRIBUTED TO THIS ENVIRONMENT?

A: The Fund certainly is coming of age during interesting times. Nineteen ninety-nine was the best year ever for technology since the Nasdaq Composite Index (a technology-heavy stock index) was created in 1971, returning an astounding 86%. The year 2000 was almost as dramatic, with the Nasdaq suffering its worst-ever loss of 39%.

     Last year's performance in technology was the result of a combination of factors. Investors had become enamored of the high rates of future growth envisioned for the industry and with the corresponding upward spiral of technology stock prices. Many of these investors, often referred to as "day traders," were inexperienced and had purchased issues based on momentum alone. This environment was further fueled in part by the high level of liquidity that was available, as more individuals and institutions emphasized technology investments.

     The macroeconomic picture was also a significant contributor to the 2000 correction. The Federal Reserve Board had raised interest rates six times since June 1999, draining liquidity from the economy and putting particular pressure on young, high-tech companies. During the course of the year, energy costs also rose significantly, which further strained the resources of these companies. Abroad, a strong US dollar made US technology more expensive, and thus demand declined.

     As it became clear that the economy was slowing -- and it slowed significantly from about 5% growth at the beginning of the year to less than 2% by year-end -- investors were unwilling to pay the high valuations that had been reached at the top of the market. In March 2000, when the Nasdaq peaked, its price-to-earnings ratio was 79. By year-end, this number had fallen to 46.

Q:   WHAT WAS YOUR STRATEGY DURING THIS DIFFICULT TIME?

A: While the Fund could not escape the carnage in the technology sector, it performed significantly better than its benchmark. This was primarily because, throughout the Nasdaq's rise to its all-time high in March, we

[BOXED TEXT]
--------------------------------------------------------------------------------
     East Coast Technology Group: Shanean Austin (Administrative Assistant), Christopher J. Boova, Storm Boswick (Co-Portfolio Manager), Thomas P. Hirschfeld, James Nguyen, Richard M. Parower, Sangeeth Peruri, Lawrence Rosso, James Henry Swiggett, Sushil Wagle, Steven Werber.

     West Coast Technology Group: Gregory Cote, Marianne Hurlow (Administrative Assistant), Patrick Renda, Vishal Saluja, Reema Shah, Paul Wick (Co-Portfolio Manager).
--------------------------------------------------------------------------------
     A TEAM APPROACH

     Seligman New Technologies Fund is managed by the Seligman Technology Group, headed by Paul H. Wick. Mr. Wick and Storm Boswick, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.
     ---------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
STORM BOSWICK AND PAUL H. WICK


     continued to manage the Fund using a fundamentals-based approach.

     We look for good companies, operating within the category of new technologies, that are selling for what we believe are reasonable valuations. We have to believe in a stock's underlying business and have faith in a company's management before we will consider it for the Fund's portfolio. We do not buy stocks simply because their prices are increasing. As we have seen, prices can rise to incredible heights based primarily on investor fervor, which often passes as quickly as it comes. Because the companies in the portfolio were chosen based on fundamental analysis, and not because they were the most popular stocks at the time, our holdings held up better when market momentum reversed.


Q:   HOW DID THE FUND'S VENTURE CAPITAL INVESTMENTS PERFORM DURING THIS TIME?

A: During the first half of the year, the Fund's venture capital investments made positive contributions to overall performance. The second half, however, was a difficult period for initial public offerings (IPOs). Liquidity was tight and investors became increasingly risk averse. Many companies that needed additional financing could not complete IPOs within this unfriendly environment and instead had to raise money through additional private financing, usually at a lower cost basis than the initial financing. This caused the value of some of our private investments to deteriorate during the second half. In addition, companies that had completed successful IPOs during the first half saw their stock prices decline during the second half. This brought the value of our public portfolio down as well. In many cases the portfolio held restricted shares of stock, which means we were unable to reduce the Fund's exposure to some of these companies.

Q:   WHAT SECTORS MOST IMPACTED THE FUND'S PERFORMANCE DURING THIS TIME?

A: The Fund benefited from its investments in Internet infrastructure during the past fiscal year. Demand for Internet infrastructure for businesses continues to grow dramatically. We continue to find and invest in industry-leading infrastructure companies in both the hardware and the software categories.

     The Fund's investments in optical networking (fiber optics) also benefited overall performance, and we remain excited about the future growth prospects in this area. Fiber optics is a solution to one of the most significant bottlenecks facing the global economy today, and we are convinced that demand for it will continue to grow. Microprocessor speed has increased so much in recent years that existing network connections are unable to accommodate it efficiently. In order to transmit increasingly vast amounts of data over the Internet, companies are seeking ways to increase the capacity of their network connections through fiber optics.

     Software stocks also contributed positively to the Fund's performance during this time. These stocks continue to have very compelling fundamentals. We are optimistic regarding the outlook for the sector as a whole, particularly the software stocks we have chosen for the portfolio, which were purchased at reasonable valuations and have very profitable franchises. Within this sector, we have focused on network security, software development and testing, e-commerce systems and services, and telecom billing and services.

     Internet stocks, particularly those of business-to-consumer Internet companies, performed very poorly during this time and hurt the Fund's overall performance. Most of these companies have failed to produce any profits, and the ability of these companies to obtain financing either through venture capital or through public stock underwritings has evaporated. We believe that it will be some time, if ever, before most of these companies will be attractive investments. In order to gain exposure to the Internet, which we continue to believe is an exciting, high-growth area, we have signif-

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
STORM BOSWICK AND PAUL H. WICK


     icantly shifted our focus away from business-to-consumer Internet companies and toward companies that provide the infrastructure, both in terms of hardware and software, for the Internet.

Q:  WHAT IS YOUR OUTLOOK?

     A: We have just come through what, in many respects, was the most difficult year ever for high-technology stocks. While we believe that the worst of the correction is behind us, we do not expect this difficult environment to change overnight. The Fed lowered the federal funds rate by a full percentage point during the first month of 2001, and we believe it will continue to lower rates over the course of the year. While this should provide additional liquidity for the market, and the high-tech area should eventually benefit, the first half of 2001 is likely to remain challenging. However, it is often during challenging times that we find the best long-term opportunities. Within the venture capital market, we are seeing much better valuations now than we did a year ago in all the categories that we invest in, which may benefit the Fund's long-term performance.

PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
For Periods Ended December 31, 2000


                                                                            AVERAGE ANNUAL
                                                                ---------------------------------------

                                                     SIX               ONE         SINCE INCEPTION
                                                    MONTHS             YEAR            7/27/99
                                                 ------------      ------------   ------------------
With Sales Charge**                                   (34.49)%         (23.32)%          15.72%
Without Sales Charge**                                (32.46)          (20.96)           18.22

Goldman Sachs Technology Index+                       (41.16)          (37.84)           (4.44)++
Lipper Sector Equity Funds Average+                     0.50             9.81            17.40 ++
S&P 500+                                               (8.72)           (9.11)            0.74 ++

NET ASSET VALUE                                                      CAPITAL GAIN(LOSS) INFORMATION
December 31, 2000                                     $25.23         FOR THE YEAR ENDED DECEMBER 31, 2000
June 30, 2000                                          43.70         Paid                         $6.043
December 31, 1999                                      37.34         Undistributed Realized        0.227(o)
                                                                     Unrealized                   (0.592)(oo)

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Certain of the Fund's returns since inception benefited significantly from investments in IPOs. There can be no assurances that the Fund's performance will continue to benefit from IPOs.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in foreign technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

---------------------

*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of capital gain distributions.

+ The Goldman Sachs Technology Index, the Lipper Sector Equity Funds Average, and the S&P500 are unmanaged benchmarks that assume investment of dividends. The Goldman Sachs Technology Index is a broad-based index of publicly owned UStechnology stocks, designed to measure the performance of the technology sector. The Lipper Sector Equity Funds Average is an average of closed-end funds with various investment objectives. The Goldman Sachs Technology Index and the S&P500 exclude the effect of fees and sales charges. The Lipper Sector Equity Funds Average excludes the effect of sales charges. The monthly performances of the Lipper Sector Equity Funds Average are used in the Performance Overview. Investors cannot invest directly in an index or an average.

++   From 7/31/99.

(o) Represents net gain realized in November and December 2000, payable in 2001.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000



                                                                                                    PERCENT OF NET ASSETS
                                                                                                        DECEMBER 31,
                                                                                                  ------------------------
                                                          ISSUES       COST             VALUE           2000     1999
                                                          -----   --------------   --------------       -----    -----

COMMON STOCKS:
   Communications Infrastructure ...................        6       $ 14,386,229     $  37,384,368       5.7       4.7
   Computer and Business Services ..................        3         12,315,363        15,577,665       2.3       3.8
   Computer Hardware/Peripherals ...................        1          6,451,481         2,569,125       0.4       8.3
   Computer Software ...............................        9        114,709,328       105,183,839      15.9      21.7
   Electronics Capital Equipment ...................        4         24,950,690        27,240,410      4.1        3.2
   Information Services ............................        2         25,660,301        20,807,522       3.1       3.7
   Internet/Online .................................       12         45,665,048        27,484,191       4.1      12.6
   Media ...........................................        4         39,589,688        41,520,277       6.3       9.1
   Semiconductors ..................................        8         54,934,857        43,636,983       6.6       7.6
   Telecommunications ..............................        1          6,697,969         7,059,766       1.1        --
   Miscellaneous ...................................        2         19,592,003        27,605,933       4.2        --
                                                         ----      -------------     -------------     -----     -----
Total Common Stocks ................................       52        364,952,957       356,070,079      53.8      74.7
                                                         ----      -------------     -------------     -----     -----

CONVERTIBLE PREFERRED STOCKS:
   Communications Infrastructure ...................       12         34,556,051        39,245,486       5.9       0.2
   Computer and Business Services ..................        3         11,145,410         8,204,555       1.2        --
   Computer Software ...............................       22         57,841,242        58,362,517       8.8       0.9
   Internet/Online .................................       43        135,410,482        96,679,469      14.6      16.0
   Media ...........................................        1          3,165,886         3,160,000       0.5        --
   Medical Products and Technology .................        1          5,473,005        31,122,000       4.7        --
   Semiconductors ..................................       12         40,686,656        48,994,641       7.4        --
   Telecommunications ..............................        1          6,560,462         2,133,807       0.3       1.8
   Wireless Telephony ..............................        3          5,156,085         3,556,085       0.5        --
   Miscellaneous ...................................        3          4,520,542         6,304,636       1.0        --
                                                         ----      -------------     -------------     -----     -----
Total Convertible Preferred Stocks .................      101        304,515,821       297,763,196      44.9      18.9
                                                         ----      -------------     -------------     -----     -----

LIMITED PARTNERSHIPS:
   Miscellaneous ...................................        5          4,831,819         5,055,615       0.8       0.1
                                                         ----      -------------     -------------     -----     -----

CONVERTIBLE PROMISSORY NOTES:
   Internet/Online .................................        6          3,652,031         3,511,266       0.5       0.1
                                                         ----      -------------     -------------     -----     -----
OTHER ASSETS LESS LIABILITIES ......................       --           (232,299)         (232,299)       --       6.2
                                                         ----      -------------     -------------     -----     -----
NET ASSETS .........................................      164       $677,720,329      $662,167,857     100.0     100.0
                                                         ====      =============     =============     =====     =====

LARGEST INDUSTRIES
DECEMBER 31, 2000

[Data represents bar graph in printed piece.]

              COMPUTER SOFTWARE                  $163,546,356
              INTERNET/ONLINE                    $127,674,926
              SEMI-CONDUCTORS                    $ 92,631,624
              COMMUNICATIONS INFRASTRUCTURE      $ 76,629,854
              MEDIA                              $ 44,680,277

PORTFOLIO OVERVIEW

ALLOCATION OF INVESTMENTS
DECEMBER 31, 2000

[Representation of Pie Chart]

Publicly Traded Companies 53.5%
Venture Capital           46.5%





LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000


SECURITY                                       VALUE
-----------                            --------------------
Global Medical Products                     $31,122,000
Rational Software                            21,133,875
Peregrine Systems                            19,846,922
Time Warner                                  19,057,152
INTUIT                                       16,798,884
ONI Systems                                  16,091,332
CSG Systems International                    15,115,022
Silicon Wave                                 14,429,350
Capstone Turbine                             14,132,977
Macromedia                                   13,795,300

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                   TEN LARGEST SALES
------------------------------          ------------------------
Time Warner*                            Software.com**
Peregrine Systems*                      Avocent
Nasdaq-100 Shares*                      Gemstar-TV Guide**
Vitria Technology                       CIENA**
Selectica*                              Cablevision Systems**
Vignette*                               New Focus
CNET Networks*                          Rural Cellular (Class A)**
Comcast (Class A)*                      Check Point Software Technologies**
Atmel*                                  Arrow Electronics**
CSG Systems                             Crown Castle International**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 *  Position added during the period.
 ** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000


                                                    SHARES            VALUE
                                                  -----------      -----------
COMMON STOCKS 53.8%
COMMUNICATIONS
  INFRASTRUCTURE 5.7%
AVOCENT*
   Worldwide provider of
   connectivity solutions for data
   centers, service providers, and
   financial institutions                             74,500   $  2,018,484
CORVIS#
    Provider of telecommuni-
    cations equipment                                235,440      4,479,246
IASIAWORKS*
   Provider of Internet solutions
   for customers who want to
   extend their presence across
   multiple markets in the
   Asia-Pacific region                               831,700      3,820,622
MICROTUNE#
   Developer of broadband
   products used in cable
   modems and televisions                            324,000      4,268,700
NEW FOCUS#
   Manufacturer of optical
   components for telecom-
   munications equipment                             193,500      6,705,984
ONI Systems#
   Developer of communications
   networking equipment based
   on optical technology                             500,198     16,091,332
                                                               ------------
                                                                 37,384,368
                                                               ------------
COMPUTER AND BUSINESS
  SERVICES 2.3%
AMDOCS*
   Provider of billing systems
   and services for the
   telecommunications industry                       166,600     11,037,250
E-CENTIVES#
   Provider of promotions for
   products on the Internet                          542,157      4,013,748
MAINSPRING#
   Provider of consulting
   services for e-businesses                         210,667        526,667
                                                               ------------
                                                                 15,577,665
                                                               ------------
COMPUTER HARDWARE/
  PERIPHERALS 0.4%
WESTERN DIGITAL*
   Manufacturer of magnetic disk
   drives used in desktop personal
   computers                                       1,054,000      2,569,125
                                                               ------------
COMPUTER SOFTWARE 15.9%
BUSINESS OBJECTS (ADRS)* (France)
   Developer of integrated
   enterprise decision support
   software                                           57,600      3,263,400
INTUIT*
   Provider of financial
   software products                                 426,300     16,798,884
MACROMEDIA*
   Developer of software for
   web page creation                                 227,200     13,795,300
PEREGRINE SYSTEMS*
   Developer and marketer of
   inventory analysis software                     1,006,500     19,846,922
RATIONAL SOFTWARE*
    Provider of applications devel-
   opment and test software                          543,200     21,133,875
SYMANTEC*
   Developer, marketer, and
   supporter of anti-virus
   software                                          249,950      8,318,648
VIGNETTE*
   Provider of Internet software                     580,400     10,537,888
VITRIA TECHNOLOGY*
   Developer of a software
   platform for real-time
   eBusiness                                         375,800      2,900,706
WIND RIVER SYSTEMS*
   Provider of consulting services
   for software operating systems                    251,900      8,588,216
                                                               ------------
                                                                105,183,839
                                                               ------------
ELECTRONICS CAPITAL
  EQUIPMENT 4.1%
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test equipment                      117,700      2,732,847
ENTEGRIS*
   International provider of
   materials management products
   and services to the
   micro-electronics industry                        484,700      3,695,838
NOVELLUS SYSTEMS*
   Manufacturer of semiconductor
   processing equipment                              346,600     12,423,444
ORBOTECH* (Israel)
   Manufacturer of automated
   optical inspection systems for
   circuit boards and flat panel
   displays                                          225,000      8,388,281
                                                               ------------
                                                                 27,240,410
                                                               ------------
INFORMATION SERVICES 3.1%
CSG SYSTEMS INTERNATIONAL*
   Provider of billing systems and
   services for the cable
   television industry                               323,100     15,115,022


------------
See footnotes on page 14

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                    SHARES            VALUE
                                                  -----------      -----------
INFORMATION SERVICES (CONTINUED)
GARTNER GROUP (Class A)*
   Provider of information
   technology consulting and
   training services                                 825,000   $  5,692,500
                                                               ------------
                                                                 20,807,522
                                                               ------------
INTERNET/ONLINE 4.1%
AMERICA ONLINE*
   Provider of electronic mail,
   entertainment, reference, and
   interactive publications,
   as well as Internet access                         18,000        626,400
BROKAT (ADRS)# (GERMANY)
   Provider of software for
   Internet commerce                                 161,629      1,454,661
CNET Networks*
   Producer of a branded Internet
   network, a computer product
   database, and television and
   radio programming                                 487,400      7,798,400
DOCENT*
   Provider of business-to-business
   Internet applications                              91,318        793,326
DOCENT#                                              478,989      3,328,973
IBEAM BROADCASTING#
   Provider of an Internet
   broadcast network that
   delivers streaming media                           19,911         11,557
LETSBUYIT.COM# (Netherlands)
   Internet retailer that offers
   diversified consumer products                     907,332             --
OPENWAVE SYSTEMS#
   Provider of open Internet-based
   communication infrastructure
   software and applications                          38,035        905,114
SCREAMINGMEDIA.NET*
   Provider of distribution services
   for commercial websites                           157,375        481,961
SCREAMINGMEDIA.NET#                                  786,425      1,926,741
SELECTICA*
   Provider of an Internet  Selling
   System (ISS) solution which enables  complex
   products and services to be sold across
   multiple sales channels                           358,600      8,673,638
SHOPFAST*# (Australia)
   Operator of OLB.com
   (On-Line Business), a website
   that provides companies the
   opportunity to develop their
   businesses via the Internet                       231,856      1,483,420
                                                               ------------
                                                                 27,484,191
                                                               ------------
MEDIA 6.3%
COMCAST (Class A)*
   Developer, manager, and
   operator of hybrid
   fiber-coaxial broadband cable
   communications networks                           327,400     13,658,719
ROGERS COMMUNICATIONS*
   Owner and operator of
   cable television systems                          207,500      3,527,500
SEACHANGE INTERNATIONAL*
   Developer of
   communications software                           261,800      5,276,906
TIME WARNER
   Diversified media and
   entertainment company                             364,800     19,057,152
                                                               ------------
                                                                 41,520,277
                                                               ------------
SEMICONDUCTORS 6.6%
ANALOG DEVICES*
   Manufacturer of analog
   semiconductors and digital
   signal processors                                34,900        1,786,444
ATMEL*
   Manufacturer of FLASH and
   other memory circuits
   and microcontrollers                            620,900        7,237,366
DALLAS SEMICONDUCTOR*
   Manufacturer of mixed-signal
   semiconductors                                  247,400        6,339,625
GLOBESPAN#
   Developer of digital subscriber
   line (DSL) integrated  circuits
   used in products
   that are sold to telecommunications
   service providers                                 3,546           48,702
INTEGRATED DEVICE TECHNOLOGY*
   Provider of memory and
   logic circuits                                  172,200        5,677,219
LATTICE SEMICONDUCTOR*
   Designer of
   programmable logic devices                      619,800       11,369,456
MICROCHIP TECHNOLOGY*
   Manufacturer of
   field-programmable
   microcontrollers                                426,100        9,360,884
NATIONAL SEMICONDUCTOR*
   Manufacturer of analog
   and mixed-signal
   integrated circuits                              90,300        1,817,287
                                                               ------------
                                                                 43,636,983
                                                               ------------
------------
See footnotes on page 14

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                    SHARES
                                                   OR UNITS            VALUE
                                                  -----------      -----------
TELECOMMUNICATIONS 1.1%
PROXIM*
   Provider of wireless local area
   networking products                               164,300 shs.   $  7,059,766
                                                                    ------------
MISCELLANEOUS 4.2%
CAPSTONE TURBINE#
   Equipment supplier for the
   ower generation and hybrid
   electric vehicle markets                          592,500          14,132,977
NASDAQ-100 SHARES
   Index tracking stock                              230,800          13,472,956
                                                                    ------------
                                                                      27,605,933
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $364,952,957)                                                  356,070,079
                                                                    ------------
CONVERTIBLE PREFERRED
   STOCKS 44.9%
COMMUNICATIONS
   INFRASTRUCTURE 5.9%
BROADXENT (Series A)# (Singapore)
   Provider of high-speed
   Internet communications                            51,480             231,660
CHORUM TECHNOLOGIES (Series D)#
   Provider of optical
   components for data networks                      694,992          11,981,662
CHORUM TECHNOLOGIES (Series E)#                       47,652             821,520
COLO.COM (Series C)#
   Provider of high-tech
   office space                                      644,898           6,320,000
FIRETALK COMMUNICATIONS
   (Series E)#(o)
   Provider of Internet-based
   voice communication
   services                                        2,953,271           6,320,000
GEOGRAPHIC NETWORK AFFILIATES#(o)
   Real estate venture consisting
   of "carrier hotels" with a
   fiber optic conduit
   network overlay                                     6,320 uts.+     6,320,000
KESTREL SOLUTIONS (Series D)#
   Provider of computer
   consulting and training
   services                                          303,147 shs.      3,950,005
METRO-OPTIX (Series B)#
   Provider of optical
   networking products                                80,563             797,574
MICROCAST (Series A)#
   Producer of broadcast
   capability over the Internet                        5,594                  --
NETIGY (Series C)#
   Provider of Internet
   infrastructure solutions                          109,835           1,087,850
RC NETWORKS (Series C)#
   Provider of network and
   consulting services                               210,667             790,001
WAVESPLITTER TECHNOLOGIES (Series F)#
   Provider of networking
   products                                           73,220             625,214
                                                                    ------------
                                                                      39,245,486
                                                                    ------------
COMPUTER AND
   BUSINESS SERVICES 1.2%
INDEX STOCK IMAGERY (SERIES F)#(o)
   Provider of online
   photography                                       648,000             304,560
NITORUM (Series B)#
   Provider of market solutions
   that streamlines and
   automate the process of
   procuring consultant staff
   for large corporations                            150,100           1,579,998
TECHIES.COM (Series C)#
   Website for technology
   professionals and businesses
   who seek to recruit, market
   to, and interact with
   these professionals                               743,529           6,319,997
                                                                    ------------
                                                                       8,204,555
                                                                    ------------
COMPUTER SOFTWARE 8.8%
ADEXA (Series C)#
   Provider of software products
   that enable collaborative
   commerce                                           98,003           1,274,039
ALLEGIS (Series E)#
   Provider of Internet
   consulting services
   for e-businesses                                  132,230           1,623,784
ARZOON.COM (Series C)#
   Provider of transportation
   services for the Internet, such
   as standardized processes
   for international interaction
   between shippers, carriers,
   customers, and suppliers                          133,333             999,997


------------
See footnotes on page 14.
                                       10

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                  SHARES             VALUE
                                                -----------       -----------
COMPUTER SOFTWARE (CONTINUED)
CIELO COMMUNICATIONS (Series C)#
   Provider of optical
   network components
   for computer networks                             902,857        $  1,580,000
ENTEGRITY SOLUTIONS (Series D)#
   Provider of computer
   data security                                     496,075           3,159,997
ENTERWORKS (Series A)#
   Provider of foundation
   solutions for e-businesses                      2,747,826           5,385,739
GLOBAL COMMERCE SYSTEMS
   (Series A)#
   Provider of business solutions
   to financial institutions                           1,746              30,005
GLOBAL COMMERCE SYSTEMS
   (Series C)#                                       318,300           5,469,986
IMPRESSE (Series C)#
   Provider of online services
   such as simplifying the print
   and production process
   between companies and
   their printers                                    255,044           3,159,995
LIFEMASTERS SUPPORTED SELFCARE
   (Series E)#
   Provider of technology
   enhanced disease management                       510,318           4,082,545
MARKETFIRST SOFTWARE (Series D)#
   Provider of software services
   that allow companies to
   market themselves online                        1,534,980           1,166,585
MOAI  TECHNOLOGIES  (Series D)#
   Provider of negotiated
   eCommerce solutions for online
   auctions, online procurement,
   and eMarketplaces                                 789,014           6,320,002
NETWORK SPECIALISTS (Series A)#
   Provider of certified NetWare
   Engineer training and
   consulting, as well as job
   placement services                                231,275           1,760,003
NEUVIS (Series B)#(o)
   Developer of electronic
   commerce systems                                2,304,246           3,248,987
NEUVIS (Series C)#(o)                                365,567             515,449
PETROLEUM  PLACE (THE) (Series C)#
   Provider of services which
   enable the online discovery,
   evaluation, acquisition,
   divestiture, and processing
   of petroleum properties                            68,505           4,050,016
Q-PASS (Series E)#
   Provider of digital
   commerce services                                 292,398          $2,000,002
QUINSTREET (Series B)#
   Website that promotes
   products and services sold by
   individuals and organizations                     166,102             490,001
RECIPROCAL (Series H)#
   Provider of digital rights to
   management services                                 7,125           1,619,994
V-COMMERCE (Series B)#
   Provider of voice recognition
   technology for use in
   e-commerce applications                           994,837           4,407,128
V-COMMERCE (Series C)#                               135,600             631,896
YOUpowered (Series A)#(o)
Provider of business solutions                       769,481           5,386,367
                                                                    ------------
                                                                      58,362,517
                                                                    ------------
INTERNET/ONLINE 14.6%
2BRIDGE (Series D)#
   Provider of Internet-based
   solutions                                         188,820           1,215,000
ACCESS DATA (Series A)#(o)
   Provider of Internet
   consulting services for
   e-businesses                                    3,190,909           5,265,000
ACHIEVA.COM#
   Website that provides
   college preparatory services                    1,332,236           1,358,881
ADVANCED RECOGNITION
  TECHNOLOGIES (Series D)#
   Developer of hand and
   voice recognition software                      1,312,000           3,280,000
ALLADVANTAGE.COM (Series A)#
   Provider of Internet
   monitoring                                      1,660,130+          1,001,515
ALLADVANTAGE.COM (Series C)#                       1,338,776           1,124,572
ALLADVANTAGE.COM (Series D)#                         109,090              58,909
BILL GROSS' IDEALAB! (Series D)#
   Provider of services for
   identifying, creating, and
   operating Internet business                        63,200             878,480
BUILDNET (Series C)#
   Provider of Internet services
   for the building industry                       1,077,273             894,137


------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                    SHARES            VALUE
                                                  -----------      -----------
INTERNET/ONLINE  (CONTINUED)
COMPLIENT (Series C1)#
   Provider of Internet-based
   solutions to maintain
   compliance with the
   computer industry's
   regulatory standards                              138,316          $  654,234
CONSUMER FINANCIAL NETWORK
  (Series C)#
   Provider of finance and loan
   center via the Internet for
   comparing auto, home
   mortgage, and insurance
   quotes                                          1,600,000           9,600,000
CREATIVE PLANET (Series D)#
   Provider of business-to-business
   production management
   technology and Internet
   resources for the film, TV,
   commercial, and music
   video industries                                  816,567             612,425
CYBERBILLS (Series C)#
   Website that provides
   electronic bill payment                         2,553,191           2,400,000
DECISIONPOINT APPLICATIONS
   (Series C)#
    Designer of packaged,
    pre-integrated data
   warehouse solutions                               269,231           1,750,001
EOEXCHANGE (Series D)#(o)
   Provider of search, monitor,
   and notification infrastructure
   for online businesses, media
   companies, and global
   enterprises                                     2,271,028           4,860,000
EPOLICY.COM (Series B)#
   Provider of professional
   liability and nurse malpractice
   insurance to small businesses                     562,113           1,999,998
ETANG.COM (Series B)#
   Chinese language portal
   for the Internet                                  379,202           3,160,004
EVERAD (Series B)#
   Website that enables content
   owners, advertisers, and
   website affiliates to profit
   from advertising-supported
   digital content                                    11,938           3,160,108
EXP.COM (Series C)#
   Website that provides advice
   from experts in diversified
   fields and industries                             359,154           2,054,361
FRONTERA (Series C)#
   Provider of home and garden
   furniture on the Internet                         798,530           5,326,195
FRONTERA (Series D)#                                 120,000             800,400
GATEWAY LEARNING (Series D)#
   Provider of personal computers,
   as well as related products
   and services                                    1,441,442           6,400,002
HOMEGAIN.COM (Series C)#
   Internet website designed to
   bring real estate agents and
   home sellers together                             711,000           3,555,000
HOMEPOINT  (Series  B)#
   Provider of  resources
   for people who wish to serve as
   their own general contractor
   to build their own home,
   addition, or other home
   improvement project                                47,400           2,528,316
JUNIPER FINANCIAL (Series B)#
   Provider of Internet
   banking solutions                                 983,169           2,841,358
KOZMO.COM (Series D)#
   Internet website that offers
   movie rentals, music,
   and food products                               1,400,000                  --
KOZMO.COM (Series E)#                                436,007                  --
KOZMO.COM (Series F)#                                556,070                  --
MAMAMEDIA (Series D)#
   Provider of Internet website
   geared for children                               622,222             280,000
MORE.COM (Series D)#
   Offers health, beauty and
   wellness products online                          672,200               9,991
MORE.COM (Series E)#                                  95,311               2,206
NEOPLANET (Series B)#
   Integrator of Internet
   applications and services
   into one easy-to-use,
   customizable browser                              526,228           6,319,998
ourhouse (Series D)#
   Operator of a website
   that retails products and
   services for the home                           1,316,666           7,899,996
POINTSHARE (Series C)#
   Provider of Internet services
   to medical professionals                        1,221,818           3,360,000
REALESTATE.COM (Series C)#
   Provider of Internet services
   to the real estate industry                        13,500           2,025,000
REALNAMES (Series C)#
   Provider of global naming
   to simplify online navigation                     130,667             653,335

-----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                                    SHARES            VALUE
                                                  -----------      -----------
INTERNET/ONLINE (CONTINUED)
REALNAMES (Series E)#                                840,000        $  4,200,000
UGO NETWORKS (Series D)#
   Internet website designed
   for young adults                                  554,386             493,404
VIVIDENCE (Series D)#
   Provider of customer
   experience management
   products and services                              84,988           1,250,428
V-SPAN (Series B)#
   Provider of virtual global
   communication services
   over traditional and next-
   generation networks                                14,971             523,985
WINE.COM (Series F)#
   Internet wine retailer                          1,130,171             440,767
YOUCENTRIC (Series B)#
   Provider of software that
   enables businesses to manage
   relationships with employees,
   customers, and suppliers                          269,551           2,264,228
YUPI INTERNET (Series C)#
   Internet website geared
   for Spanish speaking users                        412,174             177,235
                                                                      ----------
                                                                      96,679,469
                                                                      ----------
MEDIA 0.5%
STANDARD MEDIA INTERNATIONAL
  (Series A)#
   Provider of tele-
   communications services                           619,608           3,160,000
                                                                      ----------
MEDICAL PRODUCTS
  AND TECHNOLOGY 4.7%
GMP COMPANIES
   (Series A)#
   Provider of assistance
   to promising
   medical technologies                            1,092,000          31,122,000
                                                                      ----------
SEMICONDUCTORS 7.4%
BOPS (Series C)#
   Developer of a fully scalable,
   synthesizable digital signal
   processor (DSP) for evolving
   communications, mobile
   multimedia, and
   wireless applications                             464,000           1,160,000
FLASHPOINT TECHNOLOGY (Series E)#
   Developer of software for
   digital photography
   and imaging devices                             1,037,037           4,200,000
IBIQUITY DIGITAL (Series A)#
   Provider of digital
   broadcast technology                              383,495           3,554,999
IENGINEER.COM (Series AA)#
   Provider of business-to-
   business communications
   services via the Internet                         651,624+          2,286,324
INTERACTIVE VIDEO TECHNOLOGIES
   (Series B)#(o)
   Provider of interactive
   video services                                  2,334,091           5,135,000
INTERNET APPLIANCE NETWORK
  (Series B)#(o)
   Provider of marketing
   and media services                              2,558,704           4,733,602
LINEO (Series B)#
   Provider of embedded software
   components and solutions for
   low-cost browsing and
   interaction with the Internet
   via embedded devices                              266,667           2,000,002
LINEO (Series C)#                                    333,333           2,499,997
MICROCOSM TECHNOLOGIES (Series D)#
   Developer of CAD software for
   the micro-electromechanical
   systems industry                                  823,944           5,265,002
SENSABLE  TECHNOLOGIES  (Series C)#
   Provider of the PHANTOM
   haptic interface and
   GHOST software development
   kit, which enables three
   dimensional (3D) touch
   for desktop computers                             489,458           1,625,001
SILICON WAVE (Series C)#
   Provider of telecommunications
   equipment                                       1,283,750          14,429,350
SILICON WAVE (Series D)#                             187,310           2,105,364
                                                                      ----------
                                                                      48,994,641
                                                                      ----------
TELECOMMUNICATIONS  0.3%
POINTONE TELECOMMUNICATIONS
  (Series B)#(o)
   Provider of telecom-
   munications services                            1,166,015+          2,133,807
WIRELESS TELEPHONY  0.5%                                               ---------
FUSIONONE (Series D)#
   Developer of next-generation
   Internet synchronization
   technology                                        345,420           1,875,631
GO SOLO TECHNOLOGIES (Series A)#
   Provider of Internet website
   GoSolo.com,  which provides e-mail
   retrieval services via
   natural voice recognition                       2,500,000             800,000
W-TRADE TECHNOLOGIES (Series A)
   Provider of wireless application
   products and software                             240,233             880,454
                                                                      ----------
                                                                       3,556,085
                                                                      ----------
                                       13
-----------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                                   SHARES OR
                                                 PARTNERNSHIP
                                                   INTEREST            VALUE
                                                  -----------      -----------
MISCELLANEOUS  1.0%
BERNARD TECHNOLOGIES (Series D)#(o)
   Provider of food
   safety services                                 1,436,364shs.    $ 5,745,456
BIOMETRIC ACCESS (Series A-1)#
   Provider of fingerprint
   security products                                  20,082            257,050
FAR BLUE (Series E)#
   (United   Kingdom)
   Technology   investment  and
   management   group  which
   commercializes  fundamental
   intellectual property and
   invests in companies with
   outstanding growth potential
   based on enabling
   technologies                                      202,053            302,130
                                                                     ----------
                                                                      6,304,636
                                                                     ----------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
    (Cost $304,515,821)                                             297,763,196
                                                                    -----------
LIMITED PARTNERSHIPS#  0.8%
MISCELLANEOUS  0.8%
ASIA INTERNET CAPITAL VENTURES
   Venture capital fund
   which focuses on the
   Internet in Asia                                  336,174            340,321
COMPASS VENTURE PARTNERS
   Private investment fund that
   invests in capital ventures                       359,999            357,526
EDISON VENTURE FUND IV
   Private investment fund that
   invests in capital ventures                     1,767,816          1,783,266
INNOCAL II
   Private  venture  capital
   firm with  investment  focus
   on early and
   expansion stage,
   technology-based companies                        541,376            472,620
WALDEN VC II
   Invests in early-stage technology
   companies working with
   management to help build
   companies worldwide                             1,800,000          2,101,882
                                                                    -----------
TOTAL LIMITED
  PARTNERSHIPS
   (Cost $4,831,819)                                                  5,055,615
                                                                    -----------

                                                  PRINCIPAL
                                                    AMOUNT            VALUE
                                                  -----------      -----------
CONVERTIBLE PROMISSORY
  NOTES++  0.5%
INTERNET/ONLINE  0.5%
CYBERBILLS,
   8% due 3/31/2001
   Website that provides
   electronic bill payment                        $  400,000         $  400,000
GO SOLO TECHNOLOGIES:
   8% due 6/15/2001                                   29,647             29,647
   8% due 6/22/2001                                  252,000            252,000
   Provider of Internet website
   GoSolo.com, which provides
   e-mail retrieval services via
   natural voice recognition
KESTREL SOLUTIONS,
   5 1/2% due 7/15/2005
   Provider of computer
   consulting and training
   services                                        1,620,000          1,512,675
MARKETFIRST SOFTWARE,
   9% due 6/30/2001
   Provider of software services
   that allow companies to
   market themselves online                          544,968            544,968
TECHIES.COM,
   9% due 6/6/2001*
   Website for technology
   professionals and businesses
   who seek to recruit, market
   to, and interact with
   these professionals                               771,976            771,976
                                                                      ---------
TOTAL CONVERTIBLE
  PROMISSORY NOTES
   (Cost $3,652,031)                                                  3,511,266
                                                                      ---------
TOTAL
  INVESTMENTS  100.0%
  (Cost $677,952,628)                                               662,400,156
OTHER ASSETS
  LESS LIABILITIES                                                     (232,299)
                                                                    -----------
NET ASSETS  100.0%                                                 $662,167,857
                                                                   ============
-----------
*    Non-income producing security.
#    Restricted and non-income producing
     security.
(o) Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
+    Warrants attached.
++   Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Common stocks (cost $364,952,957) .................$ 356,070,079
  Convertible preferred stocks* (cost $304,515,821)..  297,763,196
  Limited partnerships (cost $4,831,819) ............    5,055,615
  Convertible promissory notes (cost $3,652,031).....    3,511,266 $662,400,156
                                                      ------------
Receivable for securities sold ................................      34,095,149
Receivable for dividends and interest .........................         101,826
Expenses prepaid to shareholder service agent .................          85,179
Other .........................................................          10,778
                                                                   ------------
TOTAL ASSETS ..................................................     696,693,088
                                                                   ------------
LIABILITIES:
Payable for securities purchased ..............................      28,416,895
Bank overdraft ................................................       3,642,522
Accrued expenses and other ....................................       2,465,814
                                                                   ------------
TOTAL LIABILITIES .............................................      34,525,231
                                                                   ------------
NET ASSETS ....................................................    $662,167,857
                                                                   ============
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares
  authorized; 26,249,444 shares outstanding): .................   $     262,494
Additional paid-in capital ....................................     671,513,297
Accumulated net investment loss ...............................          (7,344)
Undistributed net realized gain ...............................       5,951,882
Net unrealized depreciation of investments ....................     (15,552,472)
                                                                   ------------
NET ASSETS ....................................................    $662,167,857
                                                                   ============

NET ASSET VALUE PER SHARE .....................................          $25.23
                                                                         ======
-----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $56,435,005 and a value of $49,968,228.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest ............................................$   1,639,850
Dividends (net of foreign taxes withheld of $1,555) .      123,716
                                                     -------------
TOTAL INVESTMENT INCOME ........................................     $1,763,566
EXPENSES:
Management fee ......................................   18,889,125
Stockholder servicing fees ..........................    4,705,627
Stockholder account services ........................    1,055,490
Stockholder reports and communications ..............      228,361
Auditing and legal fees .............................      144,941
Custody fee .........................................      128,760
Directors' fees and expenses ........................       41,856
Registration fee ....................................       38,335
Miscellaneous .......................................        6,372
                                                     -------------
TOTAL EXPENSES .................................................     25,238,867
                                                                  -------------
NET INVESTMENT LOSS ............................................    (23,475,301)
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain on investments ....................   70,343,060
Net change in unrealized appreciation of
  investments ....................................... (218,496,432)
                                                     -------------
NET LOSS ON INVESTMENTS ........................................   (148,153,372)
                                                                  --------------
DECREASE IN NET ASSETS FROM OPERATIONS .........................  $(171,628,673)
                                                                  ==============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS







                                                                                  YEAR ENDED        JULY 27, 1999* TO
                                                                               DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                               -----------------    ------------------
OPERATIONS:
Net investment loss ...........................................................    $(23,475,301)    $(3,126,700)
Net realized gain on investments ...............................................     70,343,060     143,505,161
Net change in unrealized appreciation of investments ...........................   (218,496,432)    202,943,960
                                                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................   (171,628,673)    343,322,421
                                                                                   ------------    ------------
DISTRIBUTION TO STOCKHOLDERS:
Net realized gain on investments ...............................................   (143,352,150)    (33,229,352)
                                                                                   ------------     -----------
DECREASE IN NET ASSETS FROM DISTRIBUTION .......................................   (143,352,150)    (33,229,352)
                                                                                   ------------     -----------
                                                              SHARES
                                                 ----------------------------------
                                                   YEAR ENDED      JULY 27, 1999* TO
                                                 DECEMBER 31, 2000 DECEMBER 31, 1999
                                                 ----------------- -----------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance of Common Stock .......          --        23,269,963             --     563,059,814
Shares issued in payment of gain distributions ...     3,791,387         972,490    138,984,452      32,034,021
                                                    -----------     -----------    ------------     -----------
TOTAL ............................................     3,791,387      24,242,453    138,984,452     595,093,835
                                                    -----------     -----------    ------------     -----------
Cost of shares repurchased .......................    (1,788,520)           --      (67,122,683)            --
                                                    -----------     -----------    ------------     -----------
INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ....................     2,002,867      24,242,453     71,861,769     595,093,835
                                                     ===========     ===========    ============    ===========
INCREASE (DECREASE) IN NET ASSETS ..............................................   (243,119,054)    905,186,904
NET ASSETS:
Beginning of period ............................................................    905,286,911         100,007
                                                                                   ------------    -----------
END OF PERIOD (including accumulated net investment loss
   of $7,344 and $3,655, respectively) .........................................   $662,167,857    $905,286,911
                                                                                   ============   =============

-----------------
* Commencement of operations.
See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets from operations ....................    $(171,628,673)
  Adjustments to reconcile net decrease in net assets from
   operations to net cash provided by operating activities:
     Cost of purchases of investment securities .................   (1,108,668,037)
     Proceeds from disposition of investment securities .........    1,147,209,077
     Purchase/maturities of short-term investment securities, net       56,000,000
     Increase in dividends and interest receivable ..............          (94,437)
     Increase in receivable for securities sold .................      (34,095,149)
     Increase in other assets ...................................          (35,918)
     Increase in payable for securities purchased ...............       23,516,070
     Decrease in accrued expenses and other .....................         (182,883)
     Net change in unrealized appreciation of investments .......      218,496,432
     Net realized gain on investments ...........................      (70,477,957)
                                                                       ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES .......................       60,038,525
                                                                       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Distributions to stockholders .................................       (4,367,698)
  Payment for shares redeemed ...................................      (67,122,683)
  Bank overdraft ................................................        3,642,522
                                                                       ------------
NET CASH USED IN FINANCING ACTIVITIES ...........................      (67,847,859)
                                                                       ------------

Net decrease in cash ............................................       (7,809,334)
Cash balance at beginning of year ...............................        7,809,334
                                                                       ------------
CASH BALANCE AT END OF YEAR .....................................     $          --
                                                                       ============


Supplemental disclosure of cash flow information:
Non-cash financing activities not included above consist of shares issued in payment of capital gain distributions of $138,984,452.


--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman New Technologies Fund, Inc. (the "Fund") was incorporated in Maryland on May 19, 1999 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund had no operations prior to July 27, 1999 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,124 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

        The Fund may invest in equity securities of privatelyowned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the "Manager") determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund invests undertakes an initial public offering. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

        At December 31, 2000, market quotations were not readily available for securities valued at $307,801,300 (55.2% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into USdollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

        For the year ended December 31, 2000, the Fund redeemed 1,788,520 of its shares from stockholders aggregating $67,122,683, of which approximately $4,700,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

NOTES TO FINANCIAL STATEMENTS

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2000 amounted to $1,108,668,037 and $1,147,209,077, respectively. The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $117,975,340 and $133,527,812, respectively.

     During the year ended December 31, 2000, the Fund purchased a put spread option to hedge against the portfolio impact of possible declines in the value of certain restricted securities held by the Fund. The option was created by the seller based on the value of a basket of 12 publicly traded stocks. The Fund paid a premium of $7,988,094 for the option. Subsequently, the Fund entered into offsetting transactions with the seller, each effectively a sale of one-half of the option. The total realized gain on the option transaction was $3,415,466, which is included in net realized gain on investments in the Statement of Operations.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as much as seven days after such pricing date.

     During the year ended December 31, 2000, the Fund completed four quarterly repurchase offers, one which commenced in December 1999 and was completed in January 2000, one which commenced in March 2000 and was completed in April 2000, one which commenced in June 2000 and was completed in July 2000, and one which commenced in September 2000 and was completed in October 2000. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

REPURCHASE                PERCENT OF            REPURCHASE
    DATE                SHARES TENDERED          PROCEEDS
-------------        --------------------     --------------
January 14, 2000              1.1%               $10,771,389
April 14, 2000                1.3                 11,239,505
July 14, 2000                 1.5                 16,138,285
October 13, 2000              3.3                 28,973,504

     In addition, on January 12, 2001, the Fund repurchased 2.99% of its shares for proceeds of $19,966,242.

5. MANAGEMENT FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund's average daily net assets.

     Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2000, such fees aggregated $4,705,627 or 0.50% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,055,490 for stockholder account services.

     Certain officers and directors of the fund are officers or directors of the Manager, Seligman Advisors, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $7,344 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.



6. RESTRICTED SECURITIES -- At December 31, 2000, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings

NOTES TO FINANCIAL STATEMENTS


as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2000, are as follows:


INVESTMENTS                                               ACQUISITION DATE            COST              VALUE
-----------                                                --------------             ----              -----
Convertible Preferred Stocks:
   2Bridge (Series D)                                            3/9/00       $ 1,215,000             $ 1,215,000
   Access Data (Series A)                                       3/29/00         5,265,000               5,265,000
   Achieva.com (Series D)                                 9/20/00 to 10/19/00   2,717,761               1,358,881
   Adexa (Series C)                                             8/24/00         1,244,638               1,274,039
   Advanced Recognition Technologies (Series D)                 12/6/99         3,285,655               3,280,000
   AllAdvantage.com (Series A)                                  10/6/00         1,001,515               1,001,515
   AllAdvantage.com (Series C)                                  9/22/99         3,287,004               1,124,572
   AllAdvantage.com (Series D)                                   2/3/00           659,995                  58,909
   Allegis (Series E)                                           8/31/00         1,623,784               1,623,784
   Arzoon.com (Series C)                                        4/11/00         1,000,369                 999,997
   Bernard Technologies (Series D)                              11/8/99         3,957,011               5,745,456
   Bill Gross idealab! (Series D)                              12/22/99         6,320,936                 878,480
   Biometric Access (Series A-1)                                10/4/00           257,037                 257,050
   BOPS (Series C) (formerly Billions of Operations
    Per Second)                                                  6/8/00         1,161,321               1,160,000
   Broadxent (Series A) (formerly Digicom)                       5/2/00           231,660                 231,660
   Buildnet (Series C)                                         10/29/99         4,749,047                 894,137
   Chorum Technologies (Series D)                              11/10/99         3,244,092              11,981,662
   Chorum Technologies (Series E)                                9/8/00           821,520                 821,520
   Cielo Communications (Series C)                             11/17/99         3,164,385               1,580,000
   Colo.com (Series C)                                         12/17/99         6,322,469               6,320,000
   Complient (Series C1)                                        6/23/00           656,629                 654,234
   Consumer Financial Network (Series C)                        3/23/00         6,403,998               9,600,000
   Creative Planet (Series D)                                   7/10/00           613,152                 612,425
   Cyberbills (Series C)                                        3/21/00         2,402,223               2,400,000
   DecisionPoint Applications (Series C)
    (formerly DP Applications)                                  4/20/00         1,751,523               1,750,001
   Entegrity Solutions (Series D)                               2/16/00         3,163,621               3,159,997
   Enterworks (Series A)                                       12/30/99         3,160,000               5,385,739
   EoExchange (Series D)                                       10/15/99         4,863,737               4,860,000
   ePolicy.com (Series B)                                        5/2/00         1,999,998               1,999,998
   etang.com (Series B)                                          1/6/00         3,170,522               3,160,004
   EverAd (Series B)                                            2/16/00         3,163,437               3,160,108
   EXP.com (Series C)                                            6/6/00         2,054,361               2,054,361
   Far Blue (Series E)                                          7/26/00           306,494                 302,130
   Firetalk Communications (Series E)                          12/10/99         6,325,498               6,320,000
   FlashPoint Technology (Series E)                             9/10/99         4,202,954               4,200,000
   Frontera (Series C)
    (formerly HomePage.com)                                    10/20/99         1,600,001               5,326,195
   Frontera (Series D)                                          6/12/00           800,400                 800,400
   fusionOne (Series D)                                   9/13/00 to 10/11/00   1,875,631               1,875,631
   Gateway Learning (Series D)                                  3/22/00         6,400,002               6,400,002
   Geographic Network Affiliates (Series A)                    12/29/99         6,320,000               6,320,000
   Global Commerce Systems (Series A)                            4/6/00            30,005                  30,005
   Global Commerce Systems (Series C)                            4/6/00         5,469,986               5,469,986
   GMP Companies (Series A) (formerly Global
    Medical Products)                                           9/15/99         5,473,005              31,122,000
   Go Solo Technologies (Series A)                               4/3/00         2,400,000                 800,000
   Homegain.com (Series C)                                     12/29/99         7,110,000               3,555,000
   HomePoint (Series B)                                         1/10/00         3,160,158               2,528,316
   iBiquity Digital (Series A)
    (formerly USA Digital Radio)                                1/19/00         3,559,221               3,554,999
   iEngineer.com (Series AA)                                    8/12/99         3,362,047               2,286,324
   Impresse (Series C)                                         11/15/99         3,165,525               3,159,995
   Index Stock Imagery (Series F)                               3/20/00         3,241,688                 304,560


NOTES TO FINANCIAL STATEMENTS


INVESTMENTS                                               ACQUISITION DATE        COST                 VALUE
-----------                                                --------------          ----                -----
Convertible Preferred Stocks: (continued)
   Interactive Video Technologies (Series B)
    (formerly Softcom)                                        12/23/99      $  5,135,000             $ 5,135,000
   Internet Appliance Network (Series B)                       1/21/00         6,324,967               4,733,602
   Juniper Financial (Series B)                                8/30/00         2,843,302               2,841,358
   Kestrel Solutions (Series D)                                1/25/00         3,952,809               3,950,005
   Kozmo.com (Series D)                                         8/3/99         2,526,860                      --
   Kozmo.com (Series E)                                         1/6/00         1,926,873                      --
   Kozmo.com (Series F)                                        3/16/00         4,199,997                      --
   LifeMasters Supported SelfCare (Series E)                   1/31/00         4,082,544               4,082,545
   Lineo (Series B)                                            3/20/00           805,242               2,000,002
   Lineo (Series C)                                            4/28/00         2,002,228               2,499,997
   MaMaMedia (Series D)                                         8/6/99         3,365,302                 280,000
   MarketFirst Software (Series D)                             9/10/99         1,636,356               1,166,585
   Metro-Optix (Series B)                                      6/23/00           797,574                 797,574
   Microcast (Series A)                                   9/15/99 to 12/16/99  4,036,111                      --
   Microcosm Technologies (Series D)                            3/8/00         5,265,002               5,265,002
   Moai Technologies (Series D)                                1/25/00         6,320,002               6,320,002
   More.com (Series D)                                        10/22/99         3,240,004                   9,991
   More.com (Series E)                                         12/9/99           714,833                   2,206
   NeoPlanet (Series B)                                        2/18/00         6,319,998               6,319,998
   Netigy (Series C)                                            8/4/00         1,088,506               1,087,850
   Network Specialists (Series A)                              4/14/00         1,760,003               1,760,003
   NeuVis (Series B)                                           10/6/99         3,245,361               3,248,987
   NeuVis (Series C)                                           1/24/00         1,641,279                 515,449
   Nitorum (Series B)                                          1/28/00         1,583,725               1,579,998
   OurHouse (Series D)                                         2/11/00         7,899,996               7,899,996
   The Petroleum Place (Series C)                               3/7/00         4,050,016               4,050,016
   PointOne Telecommunications
    (Series B)                                                 9/24/99         6,560,462               2,133,807
   Pointshare (Series C)                                        9/9/99         3,360,000               3,360,000
   Q-Pass (Series E)                                            5/2/00         2,000,002               2,000,002
   QuinStreet (Series B)                                       5/25/00           490,001                 490,001
   RC Networks (Series C)                                     12/10/99           790,001                 790,001
   RealEstate.com (Series C)                                   10/6/99         4,056,694               2,025,000
   RealNames (Series C)
    (formerly Centraal)                                         8/5/99           588,002                 653,335
   RealNames (Series E)                                       10/17/00         4,204,353               4,200,000
   Reciprocal (Series H)                                      11/12/99         3,239,999               1,619,994
   Sensable Technologies (Series C)                             4/5/00         1,625,001               1,625,001
   Silicon Wave (Series C)                                     12/6/99         5,138,310              14,429,350
   Silicon Wave (Series D)                                     8/18/00         2,105,364               2,105,364
   Standard Media International (Series A)
    (formerly Industry Standard Communications)                1/13/00         3,165,886               3,160,000
   Techies.com (Series C)                                      1/27/00         6,319,997               6,319,997
   UGO Networks (Series D)                                    11/12/99         3,162,334                 493,404
   V-commerce (Series B)                                       11/2/99         3,166,436               4,407,128
   V-commerce (Series C)                                        8/4/00           631,896                 631,896
   Vividence (Series D)                                        9/12/00         1,250,428               1,250,428
   V-span (Series B)                                            6/7/00           524,981                 523,985
   WaveSplitter Technologies (Series F)                        9/22/00           625,811                 625,214
   Wine.com (Series F)                                         11/9/99         2,592,000                 440,767
   w-Trade Technologies (Series A)                             7/20/00           880,454                 880,454
   YOUcentric (Series B)                                        3/6/00         3,242,501               2,264,228
   YOUpowered (Series A)                                      11/24/99         3,555,002               5,386,367
   Yupi Internet (Series C)                                    11/5/99         4,740,001                 177,235
                                                                             -----------             -----------
                                                                             304,515,821             297,763,196
                                                                             -----------             -----------

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                               ACQUISITION DATE       COST           VALUE
-----------                                                --------------         ----          -----
Common Stocks:
   Brokat (ADRs)                                              12/31/99      $  3,159,997    $  1,454,661
   Capstone Turbine                                            2/24/00         3,950,000      14,132,977
   Corvis                                                      2/16/99         1,579,999       4,479,246
   Docent                                                  4/5/00 to 8/30/00   3,601,996       3,328,973
   e-centives                                                  2/18/00         5,535,464       4,013,748
   GlobeSpan                                                   1/14/00           236,945          48,702
   iBEAM Broadcasting (formerly NextVenue)                      3/9/00           121,510          11,557
   LetsBuyIt.com                                              12/22/99         3,162,250              --
   Mainspring (formerly Mainspring
    Communications)                                           11/22/99         1,580,003         526,667
   MicroTune                                                  10/15/99         1,949,024       4,268,700
   New Focus                                                  12/23/99           628,875       6,705,984
   ONI Systems                                                12/30/99         3,162,471      16,091,332
   Openwave Systems                                            2/22/00           631,962         905,114
   ScreamingMedia.Net                                          10/5/99         3,268,874       1,926,741
   Shopfast                                              12/20/99 to 3/24/00   2,911,780       1,483,420
                                                                            ------------    ------------
                                                                              35,481,150      59,377,822
                                                                            ------------    ------------
Limited Partnerships:
   Asia Internet Capital Ventures                              8/15/00           336,742         340,321
   Compass Venture Partners                             11/22/99 to 12/14/00     368,087         357,527
   Edison Venture Fund IV                               10/18/99 to 12/29/00   1,772,288       1,783,265
   InnoCal II                                             6/9/00 to 12/21/00     543,367         472,620
   Walden VC II                                           5/17/00 to 8/10/00   1,811,335       2,101,882
                                                                            ------------    ------------
                                                                               4,831,819       5,055,615
                                                                            ------------    ------------
Convertible Promissory Notes:
   Cyberbills (Series D) 8% due 3/31/2001                     11/27/00           400,000         400,000
   Go Solo Technologies 8% due 6/22/2001                12/15/00 to 12/22/00     281,647         281,647
   Kestrel Solutions 51/2% due 7/15/2005                  7/27/00 to 8/18/00   1,653,440       1,512,675
   MarketFirst Software 9% due 6/30/2001                   7/11/00 to 9/1/00     544,968         544,968
   Techies.com 9% due 6/7/2001                                  6/7/00           771,976         771,976
                                                                            ------------    ------------
                                                                               3,652,031       3,511,266
                                                                            ------------    ------------
                                                                            $348,480,821    $365,707,899
                                                                            ============    ============


7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of affiliated issuers during the year ended December 31, 2000, is as follows:

                                                              GROSS          GROSS                     DIVIDEND
                                           BEGINNING        PURCHASES        SALES        ENDING        INCOME/
                                            SHARES/            AND           AND          SHARES/      REALIZED      ENDING
AFFILIATE                                    UNITS          ADDITIONS     REDUCTIONS       UNITS         GAIN         VALUE
--------                                   --------         ---------     ----------     --------      ---------  ------------

Access Data                                      --         3,190,909 shs.             3,190,909 shs.             $ 5,265,000
Bernard Technologies                      1,436,364 shs.           --                  1,436,364                    5,745,456
EoExchange                                2,271,028                --                  2,271,028                    4,860,000
Firetalk Communications                   2,953,271                --                  2,953,271                    6,320,000
Geographic Network Affiliates                 6,320 units          --                      6,320 units              6,320,000
Index Stock Imagery                              --           648,000                    648,000 shs.                 304,560
Interactive Video Technologies            2,334,091 shs.           --                  2,334,091                    5,135,000
Internet Appliance Network                       --         2,558,704                  2,558,704                    4,733,602
NeuVis                                    2,304,246           365,567                  2,669,813                    3,764,436
PointOne Telecommunications               1,166,015                --                  1,166,015                    2,133,807
YOUpowered                                  769,481                --                    769,481                    5,386,367
                                                                                                                  -----------
TOTAL                                                                                                             $49,968,228
                                                                                                                  ===========

FINANCIAL HIGHLIGHTS


     The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distributions. Total returns do not reflect any sales charges and are not annualized.



                                                                                     7/27/99*
                                                                     YEAR ENDED         TO
                                                                 DECEMBER 31, 2000   12/31/99
                                                               -------------------- ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................              $37.34             $24.25
                                                                   -------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................               (0.97)             (0.13)
Net realized and unrealized gain (loss) on investments               (5.10)             14.70
                                                                    -------            ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .......               (6.07)             14.57

Distributions from net realized capital gains ........               (6.04)             (1.43)
Offering costs .......................................                  --              (0.05)
                                                                    -------            ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ...........              (12.11)             13.09
                                                                    -------            ------
NET ASSET VALUE, END OF PERIOD .......................               $25.23             $37.34
                                                                    =======            =======

TOTAL RETURN:                                                       (20.96)%            60.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............            $662,168           $905,287
Ratio of expenses to average net assets ..............                2.67%              2.78%+
Ratio of net investment loss to average net assets ...               (2.49)%            (1.06)%+
Portfolio turnover rate ..............................              122.67%            112.41%


---------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND, INC.


We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund, Inc., including the portfolio of investments, as of December 31, 2000, and the related statements of operations and of cash flows for the year then ended, and of changes in net assets, and the financial highlights for the year then ended and for the period July 27, 1999 to December 31, 1999. These financial statements and financial highlights are the responsi-bility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2000 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of December 31, 2000, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 27, 1999 to December 31, 1999, all in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
February 9, 2001

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS





The distributions of $1.447 and $4.596 from net short-term gain, realized on investments from November 1, 1999 to December 31, 1999 and January 1, 2000 through October 31, 2000, respectively, were paid to stockholders on July 28, 2000 and November 22, 2000, respectively. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

The tax cost basis of shares acquired by investing the July 28 and November 22 capital gain distributions in additional shares was $40.25 and $29.00 per share, respectively.



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


24-HOUR AUTOMATED
TELEPHONE ACCESS
SERVICE
(800) 622-4597

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR,  Kimberly-Clark  Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE Emeritus, Colby College

ROBERT L. SHAFER (3, 4)
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. Zino (1)
PRESIDEN
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

----------------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

STORM BOSWICK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- a measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


--------------

Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                        100 PARK AVENUE, NEW YORK 10017
                                www.seligman.com



THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS.





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